EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Non-interest revenues
Discount revenue	$4,697	$4,516	$4,824	$4,643	$4,913	(4)	$18,680	$19,297	(3)
Net card fees	725	747	715	699	687	6	2,886	2,700	7
Other fees and commissions	677	694	702	680	704	(4)	2,753	2,866	(4)
Other	515	483	545	486	540	(5)	2,029	2,033	-
Total non-interest revenues	6,614	6,440	6,786	6,508	6,844	(3)	26,348	26,896	(2)
Interest income
Interest on loans	1,759	1,690	1,818	1,938	1,891	(7)	7,205	7,309	(1)
Interest and dividends on investment securities	27	34	34	36	37	(27)	131	157	(17)
Deposits with banks and other	35	40	33	31	19	84	139	79	76
Total interest income	1,821	1,764	1,885	2,005	1,947	(6)	7,475	7,545	(1)
Interest expense
Deposits	148	150	150	150	138	7	598	475	26
Long-term debt and other	265	280	286	275	262	1	1,106	1,148	(4)
Total interest expense	413	430	436	425	400	3	1,704	1,623	5
Net interest income	1,408	1,334	1,449	1,580	1,547	(9)	5,771	5,922	(3)
Total revenues net of interest expense	8,022	7,774	8,235	8,088	8,391	(4)	32,119	32,818	(2)
Provisions for losses
Charge card	200	174	153	169	195	3	696	737	(6)
Card Member loans	404	319	285	227	361	12	1,235	1,190	4
Other	21	11	25	38	16	31	95	61	56
Total provisions for losses	625	504	463	434	572	9	2,026	1,988	2
Total revenues net of interest expense after provisions for losses	7,397	7,270	7,772	7,654	7,819	(5)	30,093	30,830	(2)

Expenses
Marketing and promotion	1,205	930	788	727	892	35	3,650	3,109	17
Card Member rewards	1,758	1,566	1,766	1,703	1,794	(2)	6,793	6,996	(3)
Card Member services and other	292	278	281	282	246	19	1,133	1,018	11
Salaries and employee benefits	1,207	1,263	1,451	1,338	1,209	-	5,259	4,976	6
Professional services	721	630	628	604	784	(8)	2,583	2,750	(6)
Occupancy and equipment	506	429	438	465	482	5	1,838	1,854	(1)
Other, net	547	439	(596)	351	958	(43)	741	2,189	(66)
Total expenses	6,236	5,535	4,756	5,470	6,365	(2)	21,997	22,892	(4)
Pretax income	1,161	1,735	3,016	2,184	1,454	(20)	8,096	7,938	2
Income tax provision	336	593	1,001	758	555	(39)	2,688	2,775	(3)
Net income	$825	$1,142	$2,015	$1,426	$899	(8)	$5,408	$5,163	5
Net income attributable to common shareholders (A)	$800	$1,112	$1,979	$1,394	$873	(8)	$5,285	$5,063	4
Effective tax rate	28.9%	34.2%	33.2%	34.7%	38.2%		33.2%	35.0%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$0.88	$1.21	$2.11	$1.45	$0.89	(1)	$5.67	$5.07	12
Average common shares outstanding	910	920	938	961	977	(7)	933	999	(7)
Diluted
Net income attributable to common shareholders	$0.88	$1.20	$2.10	$1.45	$0.89	(1)	$5.65	$5.05	12
Average common shares outstanding	913	923	941	963	981	(7)	935	1,003	(7)
Cash dividends declared per common share	$0.32	$0.32	$0.29	$0.29	$0.29	10	$1.22	$1.13	8

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change
Assets
Cash & cash equivalents	$25	$27	$34	$25	$23	9
Card Member loans and receivables held for sale	-	-	-	12	15	#
Card Member receivables, less reserves	47	45	45	44	44	7
Card Member Loans, less reserves	64	60	59	56	58	10
Investment securities	3	4	4	4	4	(25)
Other (B)	20	17	18	18	17	18
Total assets	$159	$153	$160	$159	$161	(1)

Liabilities and Shareholders' Equity
Customer deposits	$53	$54	$54	$56	$55	(4)
Short-term borrowings	6	3	2	3	5	20
Long-term debt	47	45	51	47	48	(2)
Other (B)	32	30	32	32	32	-
Total liabilities	138	132	139	138	140	(1)

Shareholders' Equity	21	21	21	21	21	-
Total liabilities and shareholders' equity	$159	$153	$160	$159	$161	(1)

Return on average equity (C)	26.0%	26.1%	26.4%	23.6%	24.0%
Return on average common equity (C)	27.5%	27.6%	27.9%	24.8%	25.2%
Book value per common share (dollars)	$20.93	$21.20	$20.67	$20.13	$19.71	6

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15
Shares Outstanding (in millions)
Beginning of period	917	925	951	969	985
Repurchase of common shares	(15)	(8)	(27)	(20)	(16)
Net impact of employee benefit plans and others	2	-	1	2	-
End of period	904	917	925	951	969

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	12.3%	13.6%	13.5%	12.6%	12.4%
Tier 1	13.5%	14.9%	14.7%	13.8%	13.5%
Total	15.2%	16.6%	16.4%	15.3%	15.2%

Common Equity Tier 1	$16.1	$16.8	$16.5	$16.5	$16.7
Tier 1 Capital	$17.7	$18.4	$18.0	$18.0	$18.3
Tier 2 Capital	$2.2	$2.1	$2.1	$2.1	$2.3
Total Capital	$19.9	$20.5	$20.1	$20.1	$20.6
RWA	$131.0	$123.6	$122.5	$130.9	$135.2
Tier 1 Leverage	11.6%	11.9%	11.5%	11.5%	11.7%
Supplementary Leverage Ratio (SLR) (E)	10.0%	10.3%	9.7%	9.6%	9.8%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$152.7	$154.2	$156.6	$157.1	$156.4
Total Leverage Exposure to calculate SLR	$177.4	$178.7	$186.0	$188.3	$186.6

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (D) (G)
RWA	$131.9	$124.7	$123.7	$132.2	$135.0
Risk-Based Capital (Common Equity Tier 1)	$15.6	$16.3	$15.9	$15.9	$15.9
Risk-Based Capital (Tier 1)	$17.2	$17.9	$17.5	$17.5	$17.5
Common Equity Tier 1 ratio (H)	11.8%	13.1%	12.9%	12.0%	11.8%
Tier 1 Risk-Based Capital Ratio (I)	13.0%	14.3%	14.2%	13.2%	13.0%
Supplementary Leverage Ratio (J)	9.7%	10.0%	9.4%	9.3%	9.4%

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Card billed business (K)
United States	$174.4	$164.6	$185.1	$176.3	$190.2	(8)	$700.4	$721.8	(3)
Outside the United States	88.8	86.6	84.2	77.5	83.0	7	337.1	317.9	6
Worldwide	$263.2	$251.2	$269.3	$253.8	$273.2	(4)	$1,037.5	$1,039.7	-
Total cards-in-force (L) (millions)
United States	47.5	47.1	47.0	57.9	57.6	(18)	47.5	57.6	(18)
Outside the United States	62.4	61.7	61.2	60.7	60.2	4	62.4	60.2	4
Worldwide	109.9	108.8	108.2	118.6	117.8	(7)	109.9	117.8	(7)
Basic cards-in-force (L) (millions)
United States	37.4	37.0	37.0	45.1	44.8	(17)	37.4	44.8	(17)
Outside the United States	51.7	51.1	50.5	50.0	49.5	4	51.7	49.5	4
Worldwide	89.1	88.1	87.5	95.1	94.3	(6)	89.1	94.3	(6)
Average basic Card Member spending (M) (dollars)
United States	$5,181	$4,937	$4,672	$4,249	$4,633	12	$18,808	$18,066	4
Outside the United States	$3,401	$3,264	$3,319	$3,082	$3,352	1	$13,073	$12,971	1
Worldwide	$4,647	$4,433	$4,313	$3,952	$4,305	8	$17,216	$16,743	3
Card Member loans (N)
United States	$58.3	$53.9	$53.2	$50.7	$51.5	13	$58.3	$51.5	13
Outside the United States	$7.0	$6.7	$6.7	$6.7	$7.1	(1)	$7.0	$7.1	(1)
Worldwide	$65.3	$60.6	$59.9	$57.4	$58.6	11	$65.3	$58.6	11

Average discount rate (O)	2.44%	2.47%	2.43%	2.44%	2.42%		2.45%	2.46%
Average fee per card (dollars) (M)	$47	$49	$42	$40	$39	21	$44	$39	13

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Worldwide Card Member receivables (N)
Total receivables	$47.3	$45.3	$45.2	$44.5	$44.1	7	$47.3	$44.1	7
Loss reserves (millions):
Beginning balance	$437	$423	$446	$462	$441	(1)	$462	$465	(1)
Provisions (P)	200	174	153	169	195	3	696	737	(6)
Net write-offs (Q)	(156)	(159)	(173)	(186)	(169)	(8)	(674)	(713)	(5)
Other (R)	(14)	(1)	(3)	1	(5)	#	(17)	(27)	(37)
Ending balance	$467	$437	$423	$446	$462	1	$467	$462	1
% of receivables	1.0%	1.0%	0.9%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (S)	1.3%	1.4%	1.6%	1.9%	1.7%		1.5%	1.8%
Net write-off rate, excluding GCP (principal and fees) (S)	1.5%	1.6%	1.8%	2.1%	1.9%		1.8%	2.0%
30+ days past due as a % of total, excluding GCP	1.4%	1.4%	1.3%	1.5%	1.5%		1.4%	1.5%
GCP Net loss ratio (as a % of charge volume) (T)	0.10%	0.11%	0.09%	0.08%	0.08%		0.09%	0.09%
GCP 90+ days past billing as a % of total	0.9%	0.8%	0.7%	0.7%	0.9%		0.9%	0.9%

Worldwide Card Member loans (N)
Total loans	$65.3	$60.6	$59.9	$57.4	$58.6	11	$65.3	$58.6	11
Loss reserves (millions):
Beginning balance	$1,114	$1,091	$1,012	$1,028	$1,164	(4)	$1,028	$1,201	(14)
Provisions (P)	404	319	285	227	361	12	1,235	1,190	4
Net write-offs - principal (Q)	(243)	(250)	(223)	(214)	(234)	4	(930)	(967)	(4)
Net write-offs - interest and fees (Q)	(47)	(48)	(40)	(40)	(40)	18	(175)	(162)	8
Reserves transferred to held for sale	-	-	-	-	(224)	#	-	(224)	#
Other (R)	(5)	2	57	11	1	#	65	(10)	#
Ending balance	$1,223	$1,114	$1,091	$1,012	$1,028	19	$1,223	$1,028	19
Ending reserves - principal	$1,160	$1,050	$1,037	$959	$975	19	$1,160	$975	19
Ending reserves - interest and fees	$63	$64	$54	$53	$53	19	$63	$53	19
% of loans	1.9%	1.8%	1.8%	1.8%	1.8%		1.9%	1.8%
% of past due	161%	160%	160%	161%	164%		161%	164%
Average loans	$62.6	$60.3	$58.8	$57.4	$67.1	(7)	$59.9	$67.9	(12)
Net write-off rate (principal only) (S)	1.6%	1.7%	1.5%	1.5%	1.4%		1.6%	1.4%
Net write-off rate (principal, interest and fees) (S)	1.9%	2.0%	1.8%	1.8%	1.6%		1.8%	1.7%
30+ days past due loans as a % of total	1.2%	1.1%	1.1%	1.1%	1.1%		1.2%	1.1%

Net interest income divided by average loans (U)	9.0%	8.8%	8.6%	8.9%	8.7%		8.8%	8.6%
Net interest yield on Card Member loans (U)	9.9%	9.8%	9.5%	9.7%	9.4%		9.6%	9.4%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q4'16
Non-interest revenues	$1,927	$1,198	$2,297	$1,063	$129	$6,614
Interest income	1,235	230	296	-	60	1,821
Interest expense	132	52	104	(57)	182	413
Total revenues net of interest expense	3,030	1,376	2,489	1,120	7	8,022
Total provision	363	92	171	4	(5)	625
Pretax income (loss)	481	82	545	556	(503)	1,161
Income tax provision (benefit)	130	(2)	163	187	(142)	336
Net income (loss)	351	84	382	369	(361)	825
Q4'15
Non-interest revenues	$2,155	$1,178	$2,253	$1,148	$110	$6,844
Interest income	1,349	235	311	-	52	1,947
Interest expense	130	59	94	(57)	174	400
Total revenues net of interest expense	3,374	1,354	2,470	1,205	(12)	8,391
Total provision	334	77	153	9	(1)	572
Pretax income (loss)	837	185	761	575	(904)	1,454
Income tax provision (benefit)	296	45	274	211	(271)	555
Net income (loss)	541	140	487	364	(633)	899
YOY % change
Non-interest revenues	(11)	2	2	(7)	17	(3)
Interest income	(8)	(2)	(5)	-	15	(6)
Interest expense	2	(12)	11	-	5	3
Total revenues net of interest expense	(10)	2	1	(7)	#	(4)
Total provision	9	19	12	(56)	#	9
Pretax income (loss)	(43)	(56)	(28)	(3)	(44)	(20)
Income tax provision (benefit)	(56)	#	(41)	(11)	(48)	(39)
Net income (loss)	(35)	(40)	(22)	1	(43)	(8)

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (V)										Reported	FX-Adjusted (V)
	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	Q4'16		Q3'16		Q2'16		Q1'16		Q4'15		FY'16	FY'16
Worldwide (W)
Total Billed Business	(4%)	(3%)	3%	3%	2%	(3%)		(3%)		4%		6%		5%		-	1%
Proprietary billed business	(5)	(5)	2	3	1	(4)		(5)		3		4		3		(1)	(1)
GNS billed business (X)	3	10	5	5	3	4		10		11		13		14		6	10
Airline-related volume (7% of Q4'16 worldwide billed business)	(3)	(6)	(4)	(4)	(5)	(1)		(5)		(3)		(2)		(1)		(4)	(3)

United States (W)
Billed Business	(8)	(9)	2	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	(3)	n/	a
Proprietary consumer card billed business (Y)	(14)	(15)	-	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	(7)	n/	a
Proprietary small business and corporate services billed business (Z)	1	(1)	4	5	3	n/	a	n/	a	n/	a	n/	a	n/	a	2	n/	a
T&E-related volume (23% of Q4'16 U.S. billed business)	(6)	(7)	(1)	1	2	n/	a	n/	a	n/	a	n/	a	n/	a	(3)	n/	a
Non-T&E-related volume (77% of Q4'16 U.S. billed business)	(9)	(9)	3	5	4	n/	a	n/	a	n/	a	n/	a	n/	a	(3)	n/	a
Airline-related volume (6% of Q4'16 U.S. billed business)	(6)	(11)	(8)	(5)	(3)	n/	a	n/	a	n/	a	n/	a	n/	a	(7)	n/	a

Outside the United States (W)
Billed Business	7	10	5	2	(3)	11		11		10		9		8		6	10
Japan, Asia Pacific & Australia ("JAPA") billed business	14	22	12	8	5	13		16		13		13		14		14	14
Latin America & Canada ("LACC") billed business	1	-	(9)	(14)	(19)	7		7		6		5		-		(6)	6
Europe, Middle East & Africa ("EMEA") billed business	1	2	3	3	(4)	9		7		6		8		5		2	8
Proprietary consumer card billed business (X)	4	6	4	1	(8)	10		8		8		8		3		4	8
Proprietary small business and corporate services billed business (Z)	7	6	3	(3)	(10)	11		6		6		4		2		3	7

See Appendix V for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Non-interest revenues	$1,927	$1,849	$2,069	$2,029	$2,155	(11)	$7,874	$8,479	(7)
Interest income	1,235	1,178	1,278	1,391	1,349	(8)	5,082	5,198	(2)
Interest expense	132	125	139	140	130	2	536	488	10
Net interest income	1,103	1,053	1,139	1,251	1,219	(10)	4,546	4,710	(3)
Total revenues net of interest expense	3,030	2,902	3,208	3,280	3,374	(10)	12,420	13,189	(6)
Provisions for losses	363	275	237	190	334	9	1,065	1,064	-
Total revenues net of interest expense after provisions for losses	2,667	2,627	2,971	3,090	3,040	(12)	11,355	12,125	(6)
Expenses
Marketing, promotion, rewards, Card Member services and other	1,425	1,274	1,369	1,348	1,410	1	5,416	5,382	1
Salaries and employee benefits and other operating expenses	761	738	(96)	655	793	(4)	2,058	3,066	(33)
Total expenses	2,186	2,012	1,273	2,003	2,203	(1)	7,474	8,448	(12)
Pretax segment income	481	615	1,698	1,087	837	(43)	3,881	3,677	6
Income tax provision	130	214	631	393	296	(56)	1,368	1,322	3
Segment income	$351	$401	$1,067	$694	$541	(35)	$2,513	$2,355	7
Effective tax rate	27.0%	34.8%	37.2%	36.2%	35.4%		35.2%	36.0%

(Billions, except percentages and where indicated)
Card billed business	$84.3	$78.6	$93.4	$89.0	$98.4	(14)	$345.3	$370.1	(7)
Total cards-in-force (millions)	32.7	32.3	31.8	40.9	40.7	(20)	$32.7	40.7	(20)
Basic cards-in-force (millions)	23.3	22.9	22.6	28.8	28.6	(19)	$23.3	28.6	(19)
Average basic Card Member spending (dollars) (M)	$3,643	$3,452	$3,417	$3,092	$3,471	5	$13,447	$13,441	-

Total segment assets	$87.4	$79.4	$81.3	$86.3	$92.7	(6)	$87.4	$92.7	(6)
Segment capital (AA)	$7.2	$7.5	$6.8	$7.4	$7.2	-	$7.2	$7.2	-
Return on average segment capital (AA)	34.9%	37.4%	38.9%	31.8%	31.1%		34.9%	31.1%

Card Member receivables: (N)
Total receivables	$12.3	$10.1	$10.6	$10.3	$11.8	4	$12.3	$11.8	4
30+ days past due as a % of total	1.2%	1.4%	1.2%	1.4%	1.4%		1.2%	1.4%
Net write-off rate (principal only) (S)	1.3%	1.1%	1.3%	1.8%	1.6%		1.4%	1.6%
Net write-off rate (principal and fees) (S)	1.5%	1.3%	1.6%	2.0%	1.8%		1.6%	1.8%
Card Member loans: (N)
Total loans	$48.8	$44.9	$44.6	$42.4	$43.5	12	$48.8	$43.5	12
30+ days past due loans as a % of total	1.1%	1.1%	1.1%	1.0%	1.0%		1.1%	1.0%
Average loans	$46.5	$44.8	$43.5	$42.5	$50.5	(8)	$44.4	$51.1	(13)
Net write-off rate (principal only) (S)	1.5%	1.6%	1.5%	1.5%	1.4%		1.5%	1.4%
Net write-off rate (principal, interest and fees) (S)	1.8%	1.9%	1.7%	1.7%	1.6%		1.8%	1.6%

Net interest income divided by average loans (U)	9.5%	9.4%	9.0%	9.3%	9.1%		9.2%	9.0%
Net interest yield on Card Member loans (U)	9.6%	9.5%	9.1%	9.5%	9.1%		9.3%	9.2%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Non-interest revenues	$1,198	$1,205	$1,242	$1,140	$1,178	2	$4,785	$4,627	3
Interest income	230	231	234	227	235	(2)	922	945	(2)
Interest expense	52	55	58	54	59	(12)	219	235	(7)
Net interest income	178	176	176	173	176	1	703	710	(1)
Total revenues net of interest expense	1,376	1,381	1,418	1,313	1,354	2	5,488	5,337	3
Provisions for losses	92	84	78	71	77	19	325	300	8
Total revenues net of interest expense after provisions for losses	1,284	1,297	1,340	1,242	1,277	1	5,163	5,037	3
Expenses
Marketing, promotion, rewards, Card Member services and other	642	554	500	481	547	17	2,177	1,980	10
Salaries and employee benefits and other operating expenses	560	535	567	506	545	3	2,168	2,153	1
Total expenses	1,202	1,089	1,067	987	1,092	10	4,345	4,133	5
Pretax segment income	82	208	273	255	185	(56)	818	904	(10)
Income tax provision/(benefit)	(2)	53	45	67	45	#	163	220	(26)
Segment income	$84	$155	$228	$188	$140	(40)	$655	$684	(4)
Effective tax rate	(2.4%)	25.5%	16.5%	26.3%	24.3%		19.9%	24.3%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$28.1	$26.6	$26.5	$24.7	$27.0	4	$105.9	$102.1	4
Global Network Services (GNS)	44.6	44.8	$43.8	$40.5	$43.5	3	$173.7	$164.4	6
Total	$72.7	$71.4	$70.3	$65.2	$70.5	3	$279.6	$266.5	5

Total cards-in-force (millions)
Proprietary	15.0	14.8	15.0	14.8	14.6	3	15.0	14.6	3
GNS	48.6	48.1	48.0	47.7	47.4	3	48.6	47.4	3
Total	63.6	62.9	63.0	62.5	62.0	3	63.6	62.0	3

Proprietary basic cards-in-force (millions)	10.3	10.3	10.3	10.1	9.9	4	10.3	9.9	4
Average basic Card Member spending (dollars) (M)	$2,720	$2,596	$2,609	$2,455	$2,718	-	$10,386	$10,308	1

Total segment assets	$35.7	$34.4	$35.0	$34.3	$35.1	2	$35.7	$35.1	2
Segment capital (AA)	$2.5	$2.7	$2.6	$2.5	$2.6	(4)	$2.5	$2.6	(4)
Return on average segment capital (AA)	25.4%	26.4%	25.5%	23.6%	23.8%		25.4%	23.8%

Card Member receivables:
Total receivables	$6.0	$5.6	$5.6	$5.6	$5.6	7	$6.0	$5.6	7
30+ days past due as a % of total	1.3%	1.5%	1.4%	1.5%	1.5%		1.3%	1.5%
Net write-off rate (principal only) (S)	1.8%	2.0%	2.2%	2.2%	2.1%		2.0%	2.1%
Net write-off rate (principal and fees) (S)	1.9%	2.2%	2.3%	2.4%	2.3%		2.2%	2.3%
Card Member loans:
Total loans	$7.0	$6.7	$6.6	$6.6	$7.1	(1)	$7.0	$7.1	(1)
30+ days past due loans as a % of total	1.6%	1.7%	1.7%	1.8%	1.6%		1.6%	1.6%
Average loans	$6.8	$6.7	$6.8	$6.8	$7.0	(3)	$6.8	$7.0	(3)
Net write-off rate (principal only) (S)	2.0%	2.1%	2.1%	1.9%	1.8%		2.0%	1.9%
Net write-off rate (principal, interest and fees) (S)	2.5%	2.6%	2.5%	2.4%	2.2%		2.5%	2.4%

Net interest income divided by average loans (U)	10.5%	10.5%	10.4%	10.3%	10.1%		10.3%	10.1%
Net interest yield on Card Member loans (U)	11.0%	11.2%	10.8%	10.8%	10.6%		10.9%	10.6%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Non-interest revenues	$2,297	$2,240	$2,280	$2,190	$2,253	2	$9,007	$8,930	1
Interest income	296	282	310	321	311	(5)	1,209	1,175	3
Interest expense	104	98	104	95	94	11	401	365	10
Net interest income	192	184	206	226	217	(12)	808	810	-
Total revenues net of interest expense	2,489	2,424	2,486	2,416	2,470	1	9,815	9,740	1
Provisions for losses	171	134	139	160	153	12	604	588	3
Total revenues net of interest expense after provisions for losses	2,318	2,290	2,347	2,256	2,317	-	9,211	9,152	1
Expenses
Marketing, promotion, rewards, Card Member services and other	983	808	841	766	784	25	3,398	3,142	8
Salaries and employee benefits and other operating expenses	790	753	596	729	772	2	2,868	2,846	1
Total expenses	1,773	1,561	1,437	1,495	1,556	14	6,266	5,988	5
Pretax segment income	545	729	910	761	761	(28)	2,945	3,164	(7)
Income tax provision	163	263	334	276	274	(41)	1,036	1,142	(9)
Segment income	$382	$466	$576	$485	$487	(22)	$1,909	$2,022	(6)
Effective tax rate	29.9%	36.1%	36.7%	36.3%	36.0%		35.2%	36.1%

(Billions, except percentages and where indicated)
Card billed business	$105.1	$100.1	$104.3	$98.5	$103.2	2	$408.0	$398.6	2
Total cards-in-force (millions)	13.6	13.6	13.4	15.2	15.1	(10)	13.6	15.1	(10)
Basic cards-in-force (millions)	13.6	13.6	13.4	15.2	15.1	(10)	13.6	15.1	(10)
Average basic Card Member spending (dollars) (M)	$7,729	$7,386	$7,060	$6,509	$6,859	13	$28,515	$26,860	6

Total segment assets	$46.5	$46.8	$46.2	$46.7	$45.1	3	$46.5	$45.1	3
Segment capital (AA)	$7.0	$7.3	$7.7	$7.2	$7.0	-	$7.0	$7.0	-
Return on average segment capital (AA)	26.4%	28.0%	28.1%	28.0%	28.7%		26.4%	28.7%

Card Member receivables (N)	$29.0	$29.6	$29.1	$28.6	$26.7	9	$29.0	$26.7	9
Card Member loans (N)	$9.5	$9.1	$8.7	$8.3	$8.0	19	$9.5	$8.0	19

Card Member receivables: (N)
Total receivables - GCP (T)	$14.8	$15.8	$15.3	$15.4	$13.8	7	$14.8	$13.8	7
90+ days past billing as a % of total - GCP (T)	0.9%	0.8%	0.7%	0.7%	0.9%		0.9%	0.9%
Net loss ratio (as a % of charge volume) - GCP (T)	0.10%	0.11%	0.09%	0.08%	0.08%		0.09%	0.09%
Total receivables - Global Small Business Services (GSBS) (AB)	$14.3	$13.8	$13.7	$13.2	$12.9	11	$14.3	$12.9	11
30+ days past due as a % of total - GSBS	1.6%	1.5%	1.4%	1.6%	1.7%		1.6%	1.7%
Net write-off rate (principal only) - GSBS (S)	1.2%	1.3%	1.6%	1.8%	1.6%		1.5%	1.8%
Net write-off rate (principal and fees) - GSBS (S)	1.4%	1.5%	1.9%	2.1%	1.8%		1.7%	2.1%
Card Member loans: (N) (AC)
Total loans - GSBS	$9.5	$9.0	$8.6	$8.3	$8.0	19	$9.5	$8.0	19
30+ days past due as a % of total - GSBS	1.1%	1.1%	1.1%	1.0%	1.1%		1.1%	1.1%
Average loans - GSBS	$9.3	$8.8	$8.5	$8.1	$9.6	(3)	$8.6	$9.7	(11)
Net write-off rate (principal only) - GSBS (S)	1.4%	1.5%	1.3%	1.4%	1.2%		1.4%	1.3%
Net write-off rate (principal, interest and fees) - GSBS (S)	1.7%	1.8%	1.6%	1.6%	1.5%		1.7%	1.5%

Net interest income divided by average loans (U)	8.3%	8.3%	8.2%	8.8%	8.5%		8.3%	8.2%
Net interest yield on Card Member loans (U)	10.6%	10.6%	10.3%	10.5%	10.2%		10.4%	10.1%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	YOY % change	FY'16	FY'15	YOY % change
Non-interest revenues	$1,063	$1,044	$1,087	$1,041	$1,148	(7)	$4,235	$4,471	(5)
Interest income	-	-	1	-	-	-	1	1	-
Interest expense	(57)	(60)	(61)	(59)	(57)	-	(237)	(211)	12
Net interest income	57	60	62	59	57	-	238	212	12
Total revenues net of interest expense	1,120	1,104	1,149	1,100	1,205	(7)	4,473	4,683	(4)
Provisions for losses	4	8	5	8	9	(56)	25	31	(19)
Total revenues net of interest expense after provisions for losses	1,116	1,096	1,144	1,092	1,196	(7)	4,448	4,652	(4)
Expenses
Marketing, promotion, rewards, Card Member services and other	61	55	58	58	84	(27)	232	294	(21)
Salaries and employee benefits and other operating expenses	499	470	489	463	537	(7)	1,921	1,977	(3)
Total expenses	560	525	547	521	621	(10)	2,153	2,271	(5)
Pretax segment income	556	571	597	571	575	(3)	2,295	2,381	(4)
Income tax provision	187	212	224	214	211	(11)	837	882	(5)
Segment income	$369	$359	$373	$357	$364	1	$1,458	$1,499	(3)
Effective tax rate	33.6%	37.1%	37.5%	37.5%	36.7%		36.5%	37.0%

Loyalty Coalition revenue	$106	$106	$104	$94	$99	7	$410	$378	8

(Billions, except percentages and where indicated)
Average discount rate (O)	2.44%	2.47%	2.43%	2.44%	2.42%		2.45%	2.46%
Total segment assets	$24.3	$23.2	$24.1	$23.7	$23.5	3	$24.3	$23.5	3
Segment capital (AA)	$2.5	$2.3	$2.4	$2.4	$2.4	4	$2.5	$2.4	4
Return on average segment capital (AA)	60.2%	59.9%	61.9%	62.7%	64.8%		60.2%	64.8%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2016	2016	2016	2016	2015
ROE
Net income	$5,408	$5,482	$5,606	$5,064	$5,163
Average shareholders' equity	$20,805	$20,969	$21,195	$21,499	$21,494
Return on average equity (C)	26.0%	26.1%	26.4%	23.6%	24.0%

Reconciliation of ROCE
Net income	$5,408	$5,482	$5,606	$5,064	$5,163
Preferred shares dividends and related accretion	80	81	82	83	62
Earnings allocated to participating share awards and other	43	43	44	38	38
Net income attributable to common shareholders	$5,285	$5,358	$5,480	$4,943	$5,063

Average shareholders' equity	$20,805	$20,969	$21,195	$21,499	$21,494
Average preferred shares	1,584	1,584	1,584	1,584	1,390
Average common shareholders' equity	$19,221	$19,385	$19,611	$19,915	$20,104
Return on average common equity (C)	27.5%	27.6%	27.9%	24.8%	25.2%

 See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2016	2016	2016	2016	2015
U.S. Consumer Services
Segment income	$2,513	$2,703	$2,843	$2,390	$2,355
Average segment capital (AA)	$7,204	$7,235	$7,318	$7,514	$7,560
Return on average segment capital (AA)	34.9%	37.4%	38.9%	31.8%	31.1%

International Consumer and Network Services
Segment income	$655	$711	$711	$676	$684
Average segment capital (AA)	$2,577	$2,695	$2,790	$2,861	$2,873
Return on average segment capital (AA)	25.4%	26.4%	25.5%	23.6%	23.8%

Global Commercial Services
Segment income	$1,909	$2,014	$2,016	$1,990	$2,022
Average segment capital (AA)	$7,237	$7,202	$7,170	$7,107	$7,036
Return on average segment capital (AA)	26.4%	28.0%	28.1%	28.0%	28.7%

Global Merchant Services
Segment income	$1,458	$1,453	$1,491	$1,487	$1,499
Average segment capital (AA)	$2,420	$2,425	$2,409	$2,371	$2,311
Return on average segment capital (AA)	60.2%	59.9%	61.9%	62.7%	64.8%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q4'16	Q3'16	Q2'16	Q1'16	Q4'15	FY'16	FY'15
Consolidated
Net interest income	$1,408	$1,334	$1,449	$1,580	$1,547	$5,771	$5,922
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	238	261	247	238	225	984	952
Interest income not attributable to the Company's Card Member loan portfolio	(94)	(104)	(102)	(103)	(90)	(403)	(357)
Adjusted net interest income (AD)	$1,552	$1,491	$1,594	$1,715	$1,682	$6,352	$6,517
Average loans including Held for Sale (billions)	$62.6	$60.3	$67.6	$70.8	$70.9	$65.8	$69.0
Net interest income divided by average loans (AE)	9.0%	8.8%	8.6%	8.9%	8.7%	8.8%	8.6%
Net interest yield on Card Member loans (AF)	9.9%	9.8%	9.5%	9.7%	9.4%	9.6%	9.4%

U.S. Consumer Services
Net interest income	$1,103	$1,053	$1,139	$1,251	$1,219	$4,546	$4,710
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	21	20	20	19	19	80	72
Interest income not attributable to the Company's Card Member loan portfolio	(8)	(6)	(5)	(5)	(4)	(24)	(15)
Adjusted net interest income (AD)	$1,116	$1,067	$1,154	$1,265	$1,234	$4,602	$4,767
Average loans including Held for Sale (billions)	$46.5	$44.8	$50.8	$53.8	$53.7	$49.4	$52.1
Net interest income divided by average loans (AE)	9.5%	9.4%	9.0%	9.3%	9.1%	9.2%	9.0%
Net interest yield on Card Member loans (AF)	9.6%	9.5%	9.1%	9.5%	9.1%	9.3%	9.2%

International Consumer and Network Services
Net interest income	$178	$176	$176	$173	$176	$703	$710
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	11	12	10	11	14	44	56
Interest income not attributable to the Company's Card Member loan portfolio	-	-	(4)	(3)	(4)	(7)	(18)
Adjusted net interest income (AD)	$189	$188	$182	$181	$186	$740	$748
Average loans (billions)	$6.8	$6.7	$6.8	$6.8	$7.0	$6.8	$7.0
Net interest income divided by average loans (AE)	10.5%	10.5%	10.4%	10.3%	10.1%	10.3%	10.1%
Net interest yield on Card Member loans (AF)	11.0%	11.2%	10.8%	10.8%	10.6%	10.9%	10.6%

Global Commercial Services
Net interest income	$193	$184	$206	$226	$217	$809	$810
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	81	79	80	72	72	312	286
Interest income not attributable to the Company's Card Member loan portfolio	(26)	(28)	(29)	(28)	(28)	(111)	(94)
Adjusted net interest income (AD)	$248	$235	$257	$270	$261	$1,010	$1,002
Average loans including Held for Sale (billions)	$9.3	$8.8	$10.0	$10.3	$10.2	$9.7	$9.9
Net interest income divided by average loans (AE)	8.3%	8.3%	8.2%	8.8%	8.5%	8.3%	8.2%
Net interest yield on Card Member loans (AF)	10.6%	10.6%	10.3%	10.5%	10.2%	10.4%	10.1%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages, per share information and where indicated)

	Q4'16	Q4'15	YOY % Change	FY'16	FY'15	YOY % Change
Adjusted Total Revenues Net of Interest Expense
Total revenues net of interest expense	$8,022	$8,391	(4)	$32,119	$32,818	(2)
Estimated Costco-related revenues (AG)	-	757		1,193	3,057
Adjusted Total revenues net of interest expense	$8,022	$7,634	5	$30,926	$29,761	4
FX-adjusted adjusted Total revenues net of interest expense (V)	$8,022	$7,535	6	$30,926	$29,358	5

Adjusted Total Provisions for Losses
Total provisions for losses	$625	$572	9	$2,026	$1,988	2
Costco and JetBlue-related provisions (AH)	-	(49)		-	(192)
Adjusted Total provisions for losses	$625	$523	20	$2,026	$1,796	13

Adjusted Earnings per Share
Diluted Earnings per Share	$0.88			$5.65
Restructuring charge per share (pre-tax)	0.05			0.43
Tax impact of restructuring charge per share	(0.02)			(0.15)
Restructuring charge per share (after-tax)	$0.03			$0.28
Adjusted Diluted Earnings per Share	$0.91			$5.93

Adjusted Worldwide Billed Business (billions)
Worldwide billed business	$263.2	$273.2	(4)
Costco-related billed business (AI)	-	24.8
Adjusted worldwide billed business	$263.2	$248.4	6
FX-adjusted, adjusted worldwide billed business (V)	$263.2	$245.6	7

2016 Earnings per Share (EPS) Outlook	FY'16 EPS Range
US GAAP EPS Outlook - Including YTD Restructuring	$5.62	$5.72
Q1'16 restructuring charge per share (pre-tax)	0.08	0.08
Tax impact of Q1'16 restructuring charge per share	(0.03)	(0.03)
Q1'16 restructuring charge per share (after-tax)	$0.05	$0.05
Q2'16 restructuring charge per share (pre-tax)	0.25	0.25
Tax impact of Q2'16 restructuring charge per share	(0.09)	(0.09)
Q2'16 restructuring charge per share (after-tax)	$0.16	$0.16
Q3'16 restructuring charge per share (pre-tax)	0.05	0.05
Tax impact of Q3'16 restructuring charge per share	(0.01)	(0.01)
Q3'16 restructuring charge per share (after-tax)	$0.04	$0.04
Q4'16 restructuring charge per share (pre-tax)	0.05	0.05
Tax impact of Q4'16 restructuring charge per share	(0.02)	(0.02)
Q4'16 restructuring charge per share (after-tax)	$0.03	$0.03
EPS Outlook excluding restructuring charges and other contingencies	$5.90	$6.00

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $6 million, $9 million, $17 million, $11 million and $6 million in Q4'16, Q3'16, Q2'16, Q1'16 and Q4'15, respectively, and (ii) dividends on preferred shares of $19 million, $21 million, $19 million, $21 million and $20 million in Q4'16, Q3'16, Q2'16, Q1'16 and Q4'15, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)	These ratios represent preliminary estimates for the current period as of the date of Fourth Quarter 2016 Earnings Release and may be revised in the Company’s 2016 Form 10-K.
(E)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company’s current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company’s business changes.

(H)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(I)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(J)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote F for a definition of Total Leverage Exposure).

(K)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located. Effective Q1'16, as a result of system enhancements, certain balances have been reclassified between United States and outside the United States.

(L)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(M)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(N)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification.

(O)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(P)	Provisions for principal, interest and/or fee reserve components.
(Q)	Consists of principal, interest and/or fees, less recoveries.
(R)
Card Member loans includes reserves of $60 million and $7 million in Q2’16 and Q1’16, respectively, related to loan balances of $245 million and $20 million, in the same respective periods, reclassified from HFS to held for investment. Q4'15 Card Member receivables include $1 million for the Reserves transferred to HFS. In addition, Other includes foreign currency translation adjustments and other items for all periods.

(S)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(T)	GCP includes global, large and middle markets corporate accounts.
(U)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q4'16 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(W)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(X)	Included in ICNS.
(Y)	Included in USCS.
(Z)	Included in GCS.
(AA)
Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.  Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Refer to Appendix II for components of return on average segment capital.

(AB)	GSBS includes small business in the U.S. and international small business services.
(AC)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain system limitations.  These loans are insignificant to both ICNS and GCS.

(AD)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AE)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AF)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AG)
Represents estimated Discount revenue from Costco in the U.S. for spend on American Express cards and from other merchants for spend on the Costco cobrand card as well as Other fees and commissions and Interest income from Costco cobrand Card Members.

(AH)
Beginning December 1, 2015 through to the sale completion dates, Total provision for losses did not reflect the HFS portfolios, as credit costs were reported in Other, net expense through a valuation allowance adjustment.

(AI)	Represents Costco cobrand card billed business (in-store and out-of-store) and billed business on other (non-Costco cobrand) American Express cards at Costco in the U.S.